UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2025

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Clay Street, Suite 3300 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 328-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	TALO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Talos Energy Inc. (the “Company”) held on May 29, 2025, the Company’s stockholders were asked to consider and vote upon the following proposals: (1) to elect the seven director nominees to the Company’s board of directors (the “Board”), each to serve for a term of office expiring at the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”), (2) to approve, on a non-binding advisory basis, the Company’s named executive officers’ (“NEOs’”) compensation for the fiscal year ended December 31, 2024, (3) to approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s NEOs for every one year, every two years, every three years or stockholders may abstain from voting, and (4) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, each as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 18, 2025 (the “Proxy Statement”).

The following are the final voting results for the proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Proxy Statement:

1.

The seven director nominees that were up for election at the Annual Meeting were each elected for a one-year term expiring at the Company’s 2026 Annual Meeting, and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Votes regarding the election of the following director nominees were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Mr. Neal P. Goldman	133,072,711	15,754,869	150,367	11,427,124
Mr. Paul R. Goodfellow	148,656,096	172,169	149,682	11,427,124
Ms. Paula R. Glover	146,596,387	2,191,974	189,586	11,427,124
Mr. John “Brad” Juneau	148,423,445	404,094	150,408	11,427,124
Mr. Richard M. Sherrill	148,377,109	450,304	150,534	11,427,124
Mr. Charles M. Sledge	146,130,657	2,697,014	150,276	11,427,124
Ms. Shandell M. Szabo	148,317,431	509,127	151,389	11,427,124

Mr. Donald R. Kendall, Jr.’s term as a member of the Board expired in connection with the Annual Meeting and, accordingly, effective as of the end of the Annual Meeting, Mr. Kendall’s service on the Board and each of the committees on which he served concluded, and the size of the Board was reduced from eight to seven directors.

2.

The Board’s proposal seeking approval, on a non-binding advisory basis, of the Company’s NEOs’ compensation for the fiscal year ended December 31, 2024 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
135,898,374	11,919,768	1,159,805	11,427,124

3.	The Company’s stockholders approved, on a non-binding advisory basis, a frequency of every year for future advisory votes on the Company’s NEOs’ compensation. The voting results were as follows:

1 YEAR	2 YEARS	3 YEARS	VOTES ABSTAINED	BROKER NON-VOTES
140,948,715	18,958	7,822,710	187,564	11,427,124

Based on the results of the vote for Proposal 3, and consistent with the recommendation of the Company’s Board, the Company has determined that it will hold an advisory vote on executive compensation on an annual basis until the next stockholder advisory vote on this matter.

4.

The Board’s proposal seeking the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
158,274,631	1,844,025	286,416

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2025

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Title:	Executive Vice President, General Counsel and Secretary

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